UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 17, 2005

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

BLUE MARTINI SOFTWARE, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	0-30925	94-3319751
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

2600 Campus Drive

San Mateo, California 94403

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

(650) 356-4000

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The purpose of this Current Report on Form 8-K/A is to amend the Registrant’s Current Report on Form 8-K, dated and filed with the Securities and Exchange Commission on February 8, 2005, relating to the press release announcing financial results for the fourth quarter and fiscal year 2004. This Report amends the information provided under Item 2.02 thereto.

Item 2.02 Results of Operations and Financial Condition.

On February 8, 2005, Blue Martini Software, Inc. issued a press release which announced financial results for the fourth quarter of 2004 and which was attached as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K, dated and filed with the Securities and Exchange Commission on the same date. For the twelve months ended December 31, 2004 in the table entitled “Condensed Consolidated Statements of Operations” accompanying the press release, due to a typographical error, the number relating to the Cost of Professional Services Revenues was understated by $1,681 (in thousands) and the number relating to the Cost of Maintenance Revenues was overstated by the same amount. The corrected “Condensed Consolidated Statements of Operations” table is included below.

BLUE MARTINI SOFTWARE, INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2004	2003	2004	2003
Revenues:
License	$804	$3,010	$7,321	$11,479
Professional services	2,285	2,723	11,791	12,795
Maintenance	2,325	2,278	9,174	8,321

Total revenues	5,414	8,011	28,286	32,595
Cost of revenues:
License	149	495	846	1,607
Professional services	2,039	1,815	9,398	10,636
Maintenance	695	721	2,613	3,049

Total cost of revenues	2,883	3,031	12,857	15,292

Gross profit	2,531	4,980	15,429	17,303

Operating expenses:
Sales and marketing	1,662	4,508	13,855	18,732
Research and development	1,220	2,168	7,541	9,713
General and administrative	1,247	1,449	4,945	6,786
Amortization of deferred stock compensation	92	—	188	1,336
Impairment of long-lived assets	—	—	—	(673)
Restructuring charges	178	—	1,678	180

Total operating expenses	4,399	8,125	28,207	36,074
Loss from operations	(1,868)	(3,145)	(12,778)	(18,771)
Interest income and other, net	263	205	710	1,184

Net loss	$(1,605)	$(2,940)	$(12,068)	$(17,587)

Basic and diluted net loss per common share	$(0.13)	$(0.26)	$(0.99)	$(1.61)

Shares used in computing basic and diluted net loss per common share	12,500	11,490	12,200	10,950

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE MARTINI SOFTWARE, INC.

Dated: February 17, 2005	By:	/s/ Eran Pilovsky
Eran Pilovsky Chief Financial Officer

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